UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 29, 2007
Xponential, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13919	75-2520896
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6400 Atlantic Boulevard, Suite 190, Norcross, Georgia 30071
(Address of principal executive offices)
678-720-0660
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On August 29, 2007 the registrant submitted a Certification of Termination of Registration on Form 15 to the Securities and Exchange Commission for the purpose of deregistering its common stock and suspended Section 15(d) reporting obligations under the Securities Exchange Act of 1934, as amended.
     Upon filing the Form 15, the registrant’s obligations to file certain reports with the SEC, including Forms 10-KSB, 10-QSB, and 8-K, were immediately suspended. The Company expects that the deregistration of its common stock will become effective ninety days after the date of filing the Form 15 with the SEC. The registrant’s securities will cease trading on the OTC Bulletin Board, but the Company believes they will continue to trade on the Pink Sheets, LLC quotation system.
     The text of the registrant’s press release is included as an exhibit to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits. The following exhibit is furnished as part of this Report:
99.1	Press Release dated September 6, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 6, 2007	XPONENTIAL, INC.
	By:	/s/ Robert W. Schleizer
Robert W. Schleizer,
Executive Vice President